================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  SENETEK PLC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  Registrant
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (4) Date Filed:
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

                       NOTICE OF ANNUAL GENERAL MEETING

                                  SENETEK PLC
                                (the "Company")

   NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of the Company will be held on Wednesday, November 15, 2000 at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California at 11:00 a.m. Pacific Standard Time, for the purpose of considering and, if thought fit, passing the following resolutions:

                               ORDINARY BUSINESS

   1. To re-elect Dr. G. Frentz as a Director;

   2. To amend the Company's Share Option Scheme for Employees (the "No. 1 Plan") to increase number of options available for issuance thereunder by 2,000,000, from 6,000,000 to 8,000,000;

   3. To amend the No. 1 Plan to provide for the issuance of stock options under the No. 1 Plan at an exercise price which is not less than the market value of the Company's Ordinary shares on the date of grant;

   4. To amend the Company's Share Option Scheme for Non-Executive Directors and Consultants (the "No. 2 Plan") to provide for the issuance of stock options under the No. 2 Plan at an exercise price which is not less than the market value of the Company's Ordinary shares on the date of grant; and

   5. To ratify the appointment of Messrs. BDO Stoy Hayward as the Company's independent auditors for the fiscal year 2000.

                                          By Order of the Board of Directors

                                          STEWART SLADE

                                          Stewart Slade
                                          Secretary

   The Registered office of the Company is at Unit 1400, Kettering Venture Park, Kettering, Northants NN15 6XR, England.

   A holder of Ordinary shares of the Company entitled to attend and vote at the meeting may appoint one or more proxies to attend and, on a poll, to vote instead of him. A proxy need not be a holder of Ordinary shares.

October 18, 2000

                                  SENETEK PLC
                       Unit 1400, Kettering Venture Park
                    Kettering, Northants NN15 6XR, England
                     Tel: (1536) 312455 Fax: (1536) 312456

                                Proxy Statement
                  2000 Annual General Meeting of Shareholders

   This Proxy Statement is furnished to the shareholders of Senetek PLC, a public limited company registered in England ("Senetek" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders and at any and all adjournments or postponements of such Meeting, to be held at 11:00 a.m. Pacific Standard Time, on Wednesday, November 15, 2000 at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California (the "Annual Meeting"). The Company anticipates mailing this Proxy Statement to its shareholders on or about Wednesday, October 18, 2000.

Record Date and Voting

   Only shareholders of record at the close of business Monday, October 9, 2000 (the "record date") are entitled to vote at the Annual Meeting. At the close of business on that date, the Company had outstanding 58,432,117 Ordinary shares, nominal value 5p (the "Ordinary shares"), of which 58,060,028 were held in the name of The Bank of New York as depositary (the "Depositary") which issues Company sponsored American Depositary Receipts ("ADRs") evidencing American Depositary Shares which, in turn, each represent one Ordinary share.

   Each registered holder of Ordinary shares present in person at the Annual Meeting is entitled to one vote on a show of hands, and every holder present in person or by proxy shall, upon a poll, have one vote for each Ordinary share held by such holder. In the event that the proxy card is executed but does not indicate by marking a vote "FOR", "AGAINST" or "ABSTAIN", the proxy may vote or abstain at his discretion.

   Proxy voting cards from holders of Ordinary shares must be received not less than forty-eight hours before the time for holding the Meeting.

   A Deposit Agreement exists between The Bank of New York and the holders of ADRs pursuant to which holders of ADRs are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary shares so represented. The Depositary has agreed it will endeavor, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the Ordinary shares registered in its name in accordance with the instructions of the ADR holders. Instructions from the ADR holders should be sent to the Depositary so that the instructions are received by no later than the close of business on Wednesday, November 8, 2000.

   Any holder of ADRs giving instructions to the Depositary has the power to revoke the instructions by delivery of notice to the Depositary at The Bank of New York, 101 Barclay Street, 22nd Floor West, New York, NY 10286 at any time so that the Depositary receives, by no later than the close of business on Wednesday, November 8, 2000 duly executed instructions bearing a later date or time than the date or time of the instructions being revoked.

   The Company's Articles of Association require that proposals of shareholders of the Company which are intended to be presented by the shareholders at the Company's Annual General Meeting must be received by the Company not less than 28 days prior to the Meeting, whether or not they are to be included in the Company's proxy statement and form of proxy relating to that meeting.

   In addition to solicitation by mail, solicitation of proxies and of instructions from holders of ADRs may be made by Directors, officers, and other employees of the Company by personal interview, telephone, telefax or telegraph without additional remuneration. Cost of the solicitation of proxies, including the mailing of proxy materials, will be borne by the Company.

Shareholder Proposals

   The Company will, in future proxy statements, include shareholder proposals complying with the applicable rules of the US Securities and Exchange Commission and any applicable US state laws. In order for a proposal by a shareholder to be included in the proxy statement relating to the Annual General Meeting of shareholders to be held in 2001, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive office no later than June 20, 2001.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

   The Company currently has five Directors.

   The Articles of Association of the Company provide that one-third of the Directors (not including those appointed by the Board of Directors since the last Annual Meeting), or if their number is not three or a multiple of three, then the number nearest to but not exceeding one-third shall retire at the dissolution of the Annual Meeting based on the length of time in office as calculated from each Director's last election or appointment. As between two or more Directors who have been in office an equal length of time, the Director to retire shall, absent an agreement between them, be determined by means of a lottery. Any Director who has been appointed since the last Annual Meeting is also required to retire. A retiring Director is eligible for re-election.

   At the Annual General Meeting, Dr. Gary Frentz retires by rotation and is nominated by the Board for re-election. No new directors have been appointed during the year preceding the Annual General Meeting.

Vote Required

   Adoption of Proposal One to re-elect Dr. Gary Frentz as Director requires the affirmative vote of the holders of a majority of the shares in person or by proxy at the Meeting.

Adoption of Proposal

   The Board of Directors recommends that the Shareholders vote "FOR" the re-election of Dr. Gary Frentz to serve as Director of the Company.

   The following table indicates certain information of Dr. Frentz, as well as all other Directors.

                                                                    Director
   Name                              Position with Company           Since   Age
   ----                      -------------------------------------- -------- ---
   Frank James Massino...... Chairman of the Board of Directors and   1998    53
                              Chief Executive Officer and President
   Gary David Frentz........ Director                                 1989    55
   Steven Georgiev.......... Director                                 1997    65
   Uwe Thieme............... Director                                 1998    58
   Andreas Tobler........... Director                                 1998    48

                                 2000 NOMINEE

   Gary Frentz, M.D. was appointed a director in April 1989. Since 1991 he has been Senior Associate Director for Hospital Medical Affairs at Tulane University Medical Center and has been Medical Director of its Managed Care Programs since July 1988. He was Chief of Staff for the Tulane University Hospital between July 1988 and August 1991. Since July 1988 he has been Professor in the Department of Urology at the Tulane University School of Medicine. Dr. Frentz is involved with several research programs at the University and has had numerous papers relating to Urology published in leading medical journals. Dr. Frentz received his M.D. degree from the Tulane University School of Medicine.

                             CONTINUING DIRECTORS

   Frank Massino was appointed Chief Executive Officer and a Director in November 1998. In addition to this he was appointed Chairman of the Board of Directors in December 1998. Mr. Massino joined the Senetek group of companies in 1995 as Vice President Marketing of the Carme Cosmeceutical Sciences business unit where he was responsible for the successful implementation and development of the clinical trials of Kinetin at the University of California, Irvine, Department of Dermatology. From 1992 until 1995 Mr. Massino was Executive Director for Survival Technologies Inc. (now Meridian Medical Technologies) where he worked on business development strategies. From 1985 until 1991 he was Director of Marketing and a Divisional Manager at Glaxo Inc. At Glaxo he re-positioned a mature line of corticosteroids into a successful multi million dollar business for the treatment of psoriasis and worked on the launch of two new ethical pharmaceutical products. From 1980 until 1985 Mr. Massino held various management positions including New Product Development and Licensing at Ortho Pharmaceuticals, a subsidiary of Johnson & Johnson.

   Mr. Massino has a bachelor's degree in finance and chemistry from the University of Illinois and has graduated from several business education programs at the University of Michigan and Columbia University.

   Steven Georgiev was appointed a director in February 1997. Since 1993 he has acted as Chairman of the Board of Directors and Chief Executive Officer of Palomar Medical Technologies Inc. He became Chairman of the Board of Directors of Palomar in September 1991 after its merger with Dymed.

   Mr. Georgiev is also Chairman of American Materials and Technology Inc. and a director of Excel Technology Inc., a public company he co-founded in 1972 which was later acquired by EG&G Inc., a company listed on the New York Stock Exchange. He has a Bachelor of Science in Engineering Physics from Cornell University and a Master of Science in Management from the Massachusetts Institute of Technology (Sloan Fellow).

   Uwe Thieme was appointed a director in April 1998. He qualified as a Doctor of Medicine at the University of Gottingen in 1968 and became a Board Certified Radiologist in 1975. He currently practices as a senior partner in a private Radiology practice and is a Board Member of the German Radiology Association ("GRA") and the German Radiology Science Association ("GRSA"). He is a member of the management advisory committee for the GRSA's five billion Deutsche Mark pension fund. Until recently he has held the positions of Deputy Mayor of the City of Goslar and Deputy Governor of the County of Goslar, The Netherlands.

   Andreas Tobler was appointed a director in November 1998. Since 1996 he has been Managing Director of Online Capital CmbH which provides financial advisory services, merger and acquisition services and venture capital funding arrangements. Also, from 1996 to November 1998, Mr. Tobler was Managing Director Cornerstone Financial Corporation, which was 50% owned by Online Capital until October 1998. From 1991 to 1996, Mr. Tobler held various senior positions at U.S. Industrial Service, Inc. and continues to serve as a director of that company.

   Mr. Tobler's past experience also includes Managing Partner, Royal Trust Bank (Switzerland), Zurich (1988-1991); Vice President and Head of Corporate Finance Citibank, New York and Zurich (1987-1988); and Vice President and Head of Capital Markets, Credit Suisse, New York (1982-1987).

   Mr. Tobler has a law degree from the University of Zurich and a Master's degree from New York University.

Board Meetings, Committees and Compensation

   The Company's Board of Directors met 12 times in 1999. Each director attended 75% or more of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committee, except for Mr. Thieme, who attended 69% or more of the total Board and Board committee meetings.

   During 1999, the Compensation Committee consisted of Mr. Tobler (Chairman), Mr. Georgiev and Dr. Frentz. The Compensation Committee reviews and authorizes salaries and other matters relating to compensation including the grant of options for the principal officers of the Company and its subsidiaries, subject subsequently to board approval.

   The Audit Committee consisting of Mr. Tobler (Chairman), Dr. Frentz, and Mr. Georgiev. The duties of the Audit Committee comprise, among other things, assessing the Company's financial reporting process and internal controls, reviewing the independence of the Company's public accountants, and monitoring lines of communication between directors, financial management and the Company's independent accountants.

   Directors do not receive salaries or cash fees for serving as Directors nor do they receive cash compensation for serving on any committee. However, all members of the Board of Directors who are not employees of the Company are reimbursed for attendance and out-of-pocket expenses incurred in their capacity as members of the Board of Directors. In March of 1999, the Board of Directors authorized the grant to Mr. Tobler and Mr. Georgiev of options to purchase 200,000 and 100,000 Ordinary shares, respectively, at an exercise price of $1.6875 per share, as compensation for services rendered to the Company in addition to the services normally expected of a Director.

   Certain Directors have been retained from time to time to provide consulting services to the Company in their areas of expertise.

   The Company maintains stock option plans for employees, including Directors, and for non-executive Directors and consultants to the Company, as described under "Stock Option Plans" below.

Executive Officers

   George Van Lear was appointed President and Chief Operating Officer in April 1999. From 1996 until 1999 he was Vice President of Research and Development at DPT Laboratories and designed and implemented development programs for in excess of twenty new products. From 1989 until 1995 Dr. Van Lear was Director of Scientific Services at Glaxo Dermatology. Mr. Van Lear resigned his position with the Company in July, 2000.

   Stewart Slade was appointed Vice President of European Operations on January 1, 2000. From July, 1998 through December 31, 1999, Mr. Slade served as Chief Financial Officer of the Company. From October 1997 until July 1998 Mr. Slade served as a financial consultant to the Company. From 1991 until 1997 he served as Financial Director of European Operations at DiverseyLever Limited, a business unit of Unilever. Mr. Slade was involved in the strategic planning of the European supply chain, the implementation of corporate change initiatives and the introduction of key performance indicators in the supply chain and financial reporting processes.

   From 1986 until 1991 he was Financial Director of DuBois Chemicals Limited a subsidiary of Chemed Corporation. Prior to Chemed Mr. Slade served with Colgate Palmolive for six years, including the position of Financial Controller for the Eastern Caribbean region. Prior to Colgate Palmolive he was an auditor with Coopers & Lybrand in London. Earlier in his career Mr. Slade was in research and development as a biochemist with the Smith Kline Corporation.

   Mr. Slade has a Bachelor of Science degree in Chemistry from the University of Leeds and is a member of the Institute of Chartered Accountants in England and Wales.

   Charles Biama was appointed Chief Financial Officer in February 2000. From July 1999 to February 2000 Mr. Biama served as a financial consultant to the Company. From February 1995 until July 1999 Mr. Biama worked as a financial consultant for a number of corporate and individual clients. From February 1994 until February 1995 he was Controller of Reality World Entertainment Corporation. From March 1987 until February 1994 he was Controller/Chief Financial Officer of Softline Development Company. Earlier in his career
Mr. Biama was an auditor with Deloitte & Touche. Mr. Biama has an MBA from the California State University at Chico and is a Certified Public Accountant.

Security Ownership

   The following table sets forth certain information regarding the beneficial ownership of Senetek's outstanding Ordinary shares as of Friday, September 29, 2000 by (i) each of Senetek's Directors, including nominees for re-election as a Director, who is a stockholder; (ii) the Company's Chief Executive Officer;
(iii) Senetek's other executive officers currently in office; (iv) a former Director; (v) two former officers; (vi) all executive officers and directors of Senetek as a group; and (vii) each person believed by Senetek to own beneficially more than 5% of its outstanding Ordinary Shares. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. The address of each of the Company's Directors and executive officers is that of the Company.

                                                     Number of
                                                       Shares
                                                    Beneficially   Percentage
   Name of Beneficial Owner                           Owned(1)     of Class(1)
   ------------------------                         ------------   ----------
   Frank J. Massino................................  1,250,200(2)     2.1%
   Gary D. Frentz..................................    260,200(2)      *
   Steven Georgiev.................................    290,200(2)      *
   Uwe Thieme......................................    180,200(2)      *
   Andreas Tobler..................................    320,200(2)      *
   George Van Lear.................................    125,000(2)      *
   Stewart Slade...................................     20,000(2)      *
   Gerlof Homan....................................    100,000(2)      *
   All Directors and Executive Officers as a group
    (8 persons)....................................  2,546,000        4.2%

--------
 * Less than 1%

(1) For purposes of this table, a person or a group of persons is deemed to have "beneficial ownership" as of a given date of any shares which that person has the right to acquire within 60 days after that date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which that person or persons has the right to acquire within 60 days after that date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following number of shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days of September 29, 2000: Mr. Massino: 1,250,000; Mr. Frentz:
    260,000; Mr. Georgiev: 290,000; Dr. Thieme: 180,000; Mr. Tobler: 320,000;
    Dr. Van Lear: 125,000; Mr. Slade: 20,000; Dr. Homan: 100,000.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Under Section 16(a) of the United States Securities Exchange Act of 1934, the Company's Directors, executive officers and any persons holding more than 10% of the Company's equity securities are required to report their ownership of equity securities and any changes in their ownership, on a timely basis, to the SEC. To the Company's knowledge, based solely on materials provided and representation made to the Company, for the fiscal year ended December 31, 1999, all reports required by Section 16(a) were filed on a timely basis except as follows: Messrs. Frentz, Georgiev, Massino, Thieme, Tobler, Van Lear and Slade did not timely file a Form 5 following the end of 1999 with respect to the grant to them of stock options, as follows: stock options granted to Messrs. Frentz, Georgiev, Massino, Thieme and Tobler on March 27 and October 21, 1999, options granted to Mr. Van Lear on March 27, 1999, and options granted to Mr. Slade on December 14. 1999. Additionally, Messrs. Frentz, Georgiev, Massino, Thieme and Tobler did not timely file a Form 4 for one purchase of 200 Ordinary Shares, each, on September 17, 1999. The Company is not in a position to determine whether reports under Section 16(a) were timely filed by directors and officers who are no longer employed by the Company.

                Certain Relationships and Related Transactions

   See "Executive Compensation--Employment Contracts" for a description of certain relationships.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth certain information concerning the compensation of the Chief Executive Officer, two executive officers and two former executive officers of the Company:

                                                       Annual          Long-Term
                                                    Compensation      Compensation
                                           Fiscal ------------------- ------------  All Other
   Name and Principal Position              Year  Salary(1)    Bonus   Options(2)  Compensation
   ---------------------------             ------ --------    ------- ------------ ------------
   Frank Massino........................    1999  $312,809(3) $50,000   800,000       $ --
    Chairman and Chief Executive Officer    1998   170,314              300,000         --
                                            1997   156,314        --    350,000         --

   George Van Lear......................    1999   141,677        --    350,000         --
    President and Chief Operating           1998       --         --        --          --
    Officer(4)                              1997       --         --        --          --

   Gerlof Homan.........................    1999   113,077        --        --          --
    Chief Scientific Advisor(5)             1998   200,000        --     50,000         --
                                            1997   206,352        --     50,000         --

   Stewart Slade........................    1999   105,950        --     50,000         --
    Chief Financial Officer and Company     1998       --         --        --          --
    Secretary(6)                            1997       --         --        --          --

--------
(1) The base salary includes cost of living adjustments for Dr. Homan which provides for an increase on January 1 of each year by the percentage by which the cost of living, as determined by the US Labor Department, has increased over the previous year, no increase has been effected for 1999.

(2) Options entitle the grantee to purchase Ordinary shares from the Company. There is no public trading market for the Company's Ordinary shares, although there is a trading market in the United States for Ordinary shares represented by American Depositary shares. Any subsequent conversion from Ordinary shares into American Depositary shares, evidenced by American Depositary Receipts, entails the grantee paying UK Inland Revenue Reserve Stamp Duty at 1.5% on the deemed market value or, in certain cases, on the exercise price, of the shares so converted, and a present fee of either [$0.030 or $0.020] per Ordinary share converted into an ADR, to The Bank of New York, the US Depositary for such conversion.

(3) Salary includes payment in February 2000 for accrued but unused vacation as at December 31, 1999.

(4) Mr. Van Lear resigned his position with the Company in July, 2000.

(5) Dr. Homan resigned his position with the Company in August, 1999.

(6) Mr. Slade resigned as Chief Financial Officer and was appointed Vice President European Operations effective January 1, 2000.

Employment Contracts

   The Company has entered into employment agreements with Mr. Massino and Dr. Van Lear. Mr. Massino has an employment contract with an effective term from 1st November 1998 until 7th March 2005. The contract provides for a salary of $250,000 per annum and an automobile allowance of $1,000 per month. Dr. Van Lear has an employment contract with an effective term from 15th April 1999 until 14th April 2002. The contract provides for a salary of $200,000 per annum and an automobile allowance of $750 per month.

Stock Option Plans

   The Company has two stock option plans pursuant to which options to purchase the Company's Ordinary shares may be granted. The first plan relates to the grant of options to employees, including employee Directors, and officers of the Company. The second plan relates to the grant of options to non-executive (non-employee) Directors and consultants to the Company. In both cases, the exercise price of these options may not be less than the fair market value of American Depositary share representing one of the Company's Ordinary shares twenty-one days before the date of grant.

   The following table sets forth information with respect to the options granted in 1999 exercisable by the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              Potential Realizable Value
                                                                                   at Assumed Annual
                                         Percentage of                           Rates of Stock Price
                            Number of    Total Options               Option        Appreciation for
                           Securities     Granted to                  Term     Individual Grants in 1998
                           Underlying    Employees in  Exercise or Expiration ---------------------------
Name                     Options Granted  Fiscal Year  Base Price     Date         5%            10%
----                     --------------- ------------- ----------- ---------- ------------- -------------
F. Massino..............     500,000         20.7         $1.69    03/26/2006 $     210,796 $     619,029

F. Massino..............     100,000          4.1         $1.50    10/20/2006 $      52,689 $     130.970

F. Massino..............     100,000          4.1         $1.75    10/20/2006 $      27,689 $     105,970

F. Massino..............     100,000          4.1         $2.00    10/20/2006 $       2,689 $      80,970

G. Van Lear(1)..........     350,000         14.5         $1.50    03/26/2006 $     214,058 $     499,820

S. Slade................      50,000          2.1         $1.56    12/13/2006 $      31,774 $      74,105

--------
(1) Mr. Van Lear resigned his position with the Company in July, 2000.

   Aggregated Option Exercises During 1999 And Fiscal Year-end Option Values

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                        Options at          In-the-Money Options at
                           Shares                   Fiscal Year-End(#)        Fiscal Year-End($)
                         Acquired on    Value    ------------------------- -------------------------
Name                      Exercise   Realized($) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
F. Massino..............      --          --      1,125,000     300,000         --           --

G. Van Lear(2)..........      --          --         50,000     300,000         --           --

G. Homan(3).............      --          --        100,000         --          --           --

S. Slade................      --          --         10,000      80,000         --           --

--------
(1) The value of the unexercised but exercisable options, and the unexercisable options, is based on the closing bid price of the American Depositary Receipts ("ADRs") of $1.406 per share on the Nasdaq system on December 31, 1999, less the estimated conversion costs of the Ordinary shares so acquired upon conversion into ADRs.
(2) Mr. Van Lear resigned his position with the Company in July, 2000.
(3) Mr. Homan resigned his position with the Company in August, 1999.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Principles

   The Company's compensation policy is administered by three Directors acting as the Compensation Committee and is designed to complement the Company's short and long term business strategy for attracting and retaining key executives critical to the Company's success.

   At its present stage of development, the Company's corporate performance cannot be gauged nor can compensation be measured in terms of profitability as it has focused on developing its products, obtaining the necessary regulatory approvals, attracting sufficient equity finance for this purpose and endeavoring to negotiate licensing agreements for the development and marketing of its products.

   Currently the Company and its two subsidiaries Senetek Drug Delivery Technologies Inc. and Carme Cosmeceutical Sciences, Inc. have 13 employees, 11 in the United States (including one executive Director), and 2 in the United Kingdom. Given its personnel structure and the Company's formative stage of development, it had not, in the past, been practicable for the Company to set up a detailed and integrated compensation philosophy for its executives, nor to specify levels of seniority, areas of responsibility, performance criteria and profitability-related awards.

Executive Compensation

   Typically, executives have been awarded fixed term employment agreements. In the case of Mr. Massino, for a fixed period to March 7, 2005.

   The compensation of executive officers, including the Chief Executive Officer, has been determined by a consideration of the compensation paid to officers in companies in a similar position to Senetek. In certain cases the agreements provide for consideration by the Board of a bonus but there is otherwise no provision for a review of compensation during the fixed term of the agreements. A bonus to Mr. Massino of $50,000 was granted in 1999.

   Additionally, stock options entitling the grantee to purchase Ordinary shares in the Company may be issuable at such times when the Board considers that certain critical stages in the Company's product development or funding requirements have been achieved.

Employee Option Plan

   The Company's shareholders approved the adoption of a Share Option Scheme for Employees (the No. 1 Plan) and a Share Option Scheme for Non-Executive Directors (the No. 2 Plan) at a Special Meeting of shareholders on December 20, 1985. At the Annual Meeting of shareholders on May 23, 1997, the total number of options available for issuance under the No. 1 and No. 2 Plans was increased to 6,000,000 and 4,000,000, respectively. Options under the No. 1 and No. 2 Plans may not be granted at an exercise price lower than the market price for the Company's shares 21 days prior to the date of grant.

                                          A. TOBLER
                                          S. GEORGIEV
                                          G. FRENTZ

                                          Members of the Compensation
                                           Committee
                                          Wednesday, October 18, 2000

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                                 PROPOSAL TWO

                AMENDMENT TO SHARE OPTION SCHEME FOR EMPLOYEES
           TO INCREASE THE NUMBER OF OPTIONS ISSUABLE UNDER THE PLAN

   The Company's shareholders approved the adoption of a Share Option Scheme for Employees (the No. 1 Plan) at a Special Meeting of shareholders on December 16, 1992.

   The existing number of options which the Board is empowered to grant under Share Option Scheme for Employees ("the No. 1 Plan") as approved by shareholders at the Annual General Meeting of May 23, 1997, is 6 million. At present a total of 3,215,625 unexercised options under the No. 1 Plan have been granted. The Board proposes to increase the number of options which the Board is empowered to grant under the No. 1 Plan by 2 million, to a total of 8 million. A summary of the No. 1 Plan is attached hereto as Appendix A.

   The Board believes that the proposed increase is in the best interests of the Company for several reasons. First, the increase will provide an adequate reserve of shares for issuance under the No. 1 Plan, which is an integral part of the Company's overall compensation program. Second, the Board of Directors believes the proposed increase is essential for the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. Third, the Board of Directors believes the No. 1 Plan is an important contributor to the alignment of employee and stockholder interests.

   Grants were made to the Named Executive Officers (as defined in the Summary Compensation Table below) and to the Company's non-employee directors under the Stock Option Plan during the fiscal year ended December 31, 1999. Options to purchase a total of 341,500 shares of Common Stock were issued to non-executive-officer employees as a group under the Stock Option Plan during fiscal 1999. All stock options granted under the Stock Option Plan during 1999 were issued at exercise prices ranging from $1.31 to $2.00 per share (which exercise prices represented the closing prices of the Company's Common Stock on The Nasdaq Stock Market on the dates immediately prior to the dates of grant).

Vote Required

   Adoption of Proposal Two requires the affirmative vote of the holders of a majority of the shares in person or by proxy at the Meeting.

Adoption of Proposal

   The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote "FOR" increasing the number of options available under the No. 1 Plan by 2,000,000, from 6,0000,000 to an aggregate of 8,000,000.

                                PROPOSAL THREE

 AMENDMENT TO SHARE OPTION SCHEME FOR EMPLOYEES TO AMEND THE DATE ON WHICH THE
           EXERCISE PRICE OF THE OPTIONS GRANTED THEREUNDER IS FIXED

   The No. 1 Plan is currently structured to provide for the grant of options under the No. 1 Plan at an exercise price which is not less than the market value of a share on the first day of the period of 21 days ending on the date the option is granted. The Board proposes to amend the No. 1 Plan such that the exercise price of options granted under the No. 1 Plan is the market value of the shares as of the date of grant. A summary of the No. 1, including the proposed amendment, Plan is attached hereto as Appendix A.

   The Board believes that the proposed amendment is in the best interests of the Company for several reasons. First, the market for the Company's American Depositary Shares representing Ordinary shares can be volatile.

As a result, the exercise price of options granted under the No. 1 Plan often does not accurately reflect the market value of the shares on the date of the stock option grant, which often corresponds with the date of the commencement of employment for a particular optionee and which is, in the opinion of the Board, the appropriate date for measurement of market value for the purpose of providing equity incentives. Second, the Board of Directors believes the proposed amendment is essential for the Company to compete successfully against other companies in attracting and retaining key employees, since many of the employers with whom the Company is competing for employees measure their stock option exercise prices as of the date of grant.

Vote Required

   Adoption of Proposal Three requires the affirmative vote of the holders of a majority of the shares in person or by proxy at the Meeting.

Adoption of Proposal

   The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote "FOR" amending the No. 1 Plan as set forth above.

                                 PROPOSAL FOUR

 AMENDMENT TO SHARE OPTION SCHEME FOR NON EXECUTIVE DIRECTORS AND CONSULTANTS
     TO AMEND THE DATE ON WHICH THE EXERCISE PRICE OF THE OPTIONS GRANTED
                              THEREUNDER IS FIXED

   The Company's No. 2 Executive Share Option Scheme for Non Executive Directors and Consultants (the "No. 2 Plan") is currently structured to provide for the grant of options under the No. 2 Plan at an exercise price which is not less than the market value of a share on the first day of the period of 21 days ending on the date the option is granted. The Board proposes to amend the No. 2 Plan such that the exercise price of options granted under the No. 2 Plan is the market value of the shares as of the date of grant. A summary of the No. 2 Plan, including the proposed amendment, is attached hereto as Appendix B.

   The Board believes that the proposed amendment is in the best interests of the Company for several reasons. First, the market for the Company's American Depositary Shares representing Ordinary shares can be volatile. As a result, the exercise price of options granted under the No. 2 Plan often does not accurately reflect the market value of the shares on the date of the stock option grant, which often corresponds with the date of the commencement of consulting services or, in the case of options granted to Directors, a particular point of development of the Company and which is, in the opinion of the Board, the appropriate date for measurement of market value for the purpose of providing equity incentives. Second, the Board of Directors believes the proposed amendment is essential for the Company to compete successfully against other companies in attracting and retaining consulting services, since many of the employers with whom the Company is competing for consultants measure their stock option exercise prices as of the date of grant.

Vote Required

   Adoption of Proposal Four requires the affirmative vote of the holders of a majority of the shares in person or by proxy at the Meeting.

Adoption of Proposal

   The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote "FOR" amending the No. 2 Plan as set forth above.

                                 Proposal Five

                             INDEPENDENT AUDITORS

   The Company wishes to obtain from the shareholders their approval for the ratification of BDO Stoy Hayward, as the Company's independent auditors for the fiscal year 2000, and to authorize the Directors to fix their remuneration. BDO Stoy Hayward were appointed as auditors by the Directors in November 1998. Representatives of BDO Stoy Hayward are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire, and will be available to respond to questions which the Board deems appropriate. If the ratification of the appointment of BDO Stoy Hayward as the Company's auditors is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to select other independent accountants to serve as the Company's auditors for the fiscal year 2000.

Adoption of Proposal

   Adoption of Proposal Five requires the affirmative vote of the holders of a majority of the shares in person or by proxy at the Meeting.

Vote Required

   The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote "FOR" the ratification of BDO Stoy Hayward as the Company's auditors for the fiscal year 2000.

                               PERFORMANCE GRAPH

   The following graph reflects a comparison of the total cumulative return of the Company's Ordinary shares in ADR format with the cumulative total return of the Nasdaq Health Services Stocks index and the Nasdaq (US and Foreign Companies) Stock Market index from December 31, 1994 through December 31, 1999. The comparisons in the table are required by the Securities Exchange Commission and are not intended to represent a forecast or to provide any possible future performance of the Company's shares.

   Return Performance for Years Ended December 31, 1995 to December 31, 1999
                                   Inclusive
                         (Base Year December 31, 1994)

                       [PERFORMANCE GRAPH APPEARS HERE]

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
      AMONG SENETEK PLC, THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
                     AND THE NASDAQ HEALTH SERVICES INDEX

Annual Report on Form 10-K

   Shareholders may obtain copies of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC") without charge by writing to the Company at the above mailing address directed to the attention of the Secretary, or to the Company at 620 Airpark Road, Building F, Napa, California 94558, USA.

                                          By Order of the Board of Directors

                                          STEWART SLADE

                                          Stewart Slade
                                          Secretary

October 18, 2000

                                  APPENDIX A

         SUMMARY OF NO. 1 EXECUTIVE SHARE OPTION SCHEME FOR EMPLOYEES

   1. GRANT OF OPTIONS. The Board may grant to any Employee an option to purchase Shares upon the terms and conditions of the Scheme and upon other terms as determined by the Board. The consideration for the grant of an option shall be the Employee's payment to the Company of (Pounds)1. The grant of an option must be within 10 years of the date on which the Scheme is adopted or the date on which the Scheme is approved by the members of the Company, whichever is earlier.

     (a) EXERCISE PRICE. The Board shall determine the exercise price of the option before the grant of such option; provided that the exercise price shall not be less than (a) the market value of a Share on the first day of the period of 21 days ending with the Grant Date or (b) the nominal value of the Share.

     (b) TRANSFERABILITY. The options are not transferable other than pursuant to Section 3(b). An option will lapse if transferred other than pursuant to Section 3(b) or if the Participant is adjudicated bankrupt.

   2. LIMITS. Subject to Section 5, the total number of Shares subject to options granted under the Scheme shall be 800,000. Furthermore, the total number of Shares subject to options granted in any given day shall not, when added to the total number of Shares subject to options granted but not exercised as of the immediately preceding day, exceed 5% of the Company's capital stock.

   3. EXERCISE OF OPTIONS. The exercise of any option shall be effected in such form and manner as determined by the Board. Within 30 days of a Participant exercising an option, the Board shall deliver to such Participant the Shares issued pursuant to the exercise of the option. All Shares subject to options shall have the same rights as those Shares issued outside of the Scheme, except with respect to rights held by those Shares having a prior record date than the Shares subject to options.

     (a) LIMITATIONS. A Participant's right to exercise an option is subject to the Board's satisfaction with the Participant's performance as an Employee. An option may not be exercised on or after the seventh anniversary of the Grant Date. Subject to Sections 3(b) and 3(c), a Participant shall not be eligible to exercise an option unless he or she is an Employee at that time. Unless otherwise approved by the Board, and subject to other provisions of the Scheme, (a) an option may not be exercised before the first anniversary of the Grant Date, and (b) a participant may not exercise (i) more than 25% of the Shares originally subject to the option before the second anniversary of the Grant Date, (ii) more than 50% of the Shares originally subject to the option before the third anniversary of the Grant Date, or (iii) more than 75% of the Shares originally subject to the option before the fourth anniversary of the Grant Date.

     (b) DEATH OF A PARTICIPANT. If any Participant dies before exercising his or her option at a time when he or she is either an Employee or entitled to exercise the option pursuant to Section 3(c), such option must be exercised, if at all, within 12 months after the date of the Participant's death.

     (c) TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Employee by reason of injury, disability, redundancy, or retirement, the option granted to the Participant is exercisable for 12 months following the termination of Participant's employment and the option will expire after such 12-month period. If the Participant ceases to be an Employee by any reason other than injury, disability, redundancy, retirement or death, the option granted to the Participant shall immediately expire unless the Board determines that the option is exercisable for 12 months following the termination of Participant's employment, in which case the option shall expire after such 12-month period. If the Board is satisfied that the Participant is about to cease being an Employee as described in Sections 3(a) and 3(b), the Board may permit such Participant's option to be exercised within the 28-day period preceding such date.

     (d) INVESTOR REPRESENTATION. Upon demand by the Company and prior to the delivery of Shares being issued to a Participant pursuant to the exercise of an option, the Participant shall deliver a written representation to the Board. Such representation shall state that the Shares are being acquired for investment purposes and not for resale or with a view to distribution. Upon such demand, delivery of such representation shall be a condition precedent to the right of such Participant to receive the Shares.

   4. TAKEOVER, RECONSTRUCTION AND WINDINGS-UP. If a person acquires control of the Company as a result of making an offer to acquire Shares, the Board shall notify within seven (7) days of becoming aware thereof every Participant thereof and, subject to Section 3, any option shall be exercisable within one
(1) month of such notice, or longer as determined by the Board. Upon the reconstruction or winding-up of the Company, the Board shall notify every Participant thereof and, subject to Section 3, any option shall be exercisable within one (1) month of such notice; provided, however, that any option that is not exercised within this one-month period shall lapse on the expiration thereof.

   5. VARIATION OF CAPITAL. In the event of any variation in the Company's capital stock as a result of a capitalization or rights issue, sub-division, consolidation, reduction or otherwise, the Board may make one or more adjustments to: (i) the number of Shares, subject to Section 2, (ii) the number of Shares subject to an option, (iii) the exercise price for Shares issued pursuant to the exercise of an option, and (iv) where an option has been exercised but no Shares have yet been issued pursuant to such exercise, the number of Shares that may be issued and the exercise price for such Shares. Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board shall give written notice to any Participant affected thereby.

   6. EMPLOYEES SUBJECT TO U.S. TAXATION. With respect to the grant of an option to a Participant who is, or expects to be, subject to taxation in the United States of America, an Incentive Stock Option shall mean an option granted under the Scheme that qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954, as amended, and regulations thereunder (the "Code"). A Non-Qualifying Stock Option shall mean an option granted under the Scheme that is not an Incentive Stock Option.

     (a) GRANT OF INCENTIVE STOCK OPTIONS. The Board shall specify at or before the grant of an option whether such option is an Incentive Stock Option or a Non-Qualifying Stock Option, provided that:

       (i) an Incentive Stock Option may only be granted to an Employee who is an employee (within the meaning of Sections 421, 422A and 3401(c) of the Code) of the Company or a subsidiary of the Company (within the meaning of Section 425(f) of the Code) ("Subsidiary Corporation");

       (ii) no person shall be granted an Incentive Stock Option that would, at the time it is granted, cause the aggregate fair market value of the Shares subject to the Incentive Stock Option and any other Incentive Stock Options previously granted to that person in the same calendar year to exceed $100,000; and

       (iii) no person shall be granted an Incentive Stock Option if he or she owns, either directly or indirectly within the meaning of Section 425(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, its Parent, or Subsidiary Corporation within the meaning of
    Section 422(A)(b)(6) of the Code, unless the Incentive Stock Option is granted at a price per Share of at least 110% of the fair market value of the Shares subject to such option and such option is not exercisable after the fifth anniversary of the Grant Date.

     (b) EXERCISE OF INCENTIVE STOCK OPTIONS.

       (i) Incentive Stock Options may be exercised by a Participant only in the order in which they were granted. An Incentive Stock Option is exercisable by a Participant only when all other Incentive Stock Options previously granted to such Participant have been fully exercised.

       (ii) Notwithstanding any other provisions under the Scheme, the exercise price of Shares issued pursuant to an Incentive Stock Option shall not be less than fair market value of such Shares as of the Grant Date.

     (c) LAPSE OF INCENTIVE STOCK OPTIONS. To the extent that an Incentive Stock Option has not been exercised or has not otherwise lapsed, such Incentive Stock Option shall lapse upon the earlier of the following:

       (i) the date six (6) months after a Participant ceases to be an Employee by reason of sickness, injury or disability if such sickness, injury or disability shall cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

       (ii) the date three (3) months after a Participant ceases to be an Employee by reason of retirement, redundancy, sickness, injury or disability, so long as the Participant is not disabled within the meaning of Section 422A(c)(9) of the Code;

       (iii) the date on which the Company's subsidiary that is employing a Participant is no longer a Subsidiary Corporation within the meaning of the Code; provided, however, that the Board may permit such Participant to exercise his or her option pursuant to Section 3(c), in which case the Incentive Stock Option shall lapse three (3) months after such subsidiary ceases to be a Subsidiary Corporation under the Code.

       (iv) the date on which a Participant ceases to be an Employee for any reason other than those set forth in this Section 6(c).

   7. CASH EQUIVALENT. If an option has been exercised yet the Shares subject to the option have not yet been issued, then the Board may decide to pay the Participant a sum equal to the cash equivalent of such Shares as a substitute for the Participant's right to acquire such Shares. Any amount paid by the Participant to acquire such Shares prior to such decision by the Board shall be returned to the Participant.

     (a) The cash equivalent of a Share is the amount determined by the Board to be the fair market value of a Share on the day preceding the date on which the option was exercised.

     (b) The payment to the Participant as a substitute for the Participant's right to acquire such Shares may be paid in cash or may be applied to the acquisition of additional Shares, such determination to be made by the Board within its sole discretion.

   8. ALTERATIONS. The Board may alter or amend at any time any or all of the provisions of the Scheme or the terms of any option granted under the Scheme; provided, however, that alterations and amendments to certain provisions of the Plan require the approval of the members of the Company unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the Scheme. The Board shall provide notice of any alteration or amendment to any Participant affected thereby.

                                  APPENDIX B

                SUMMARY OF NO. 2 EXECUTIVE SHARE OPTION SCHEME
                  FOR NON EXECUTIVE DIRECTORS AND CONSULTANTS

   1. GRANT OF OPTIONS. The Board may grant to any Executive an option to purchase Shares upon the terms and conditions of the Scheme and upon other terms as determined by the Board. The grant of an option must be within 10 years of the date on which the Scheme is adopted or the date on which the Scheme is approved by the members of the Company, whichever is earlier.

     (a) EXERCISE PRICE. The Board shall determine the exercise price of the option before the grant of such option; provided that the exercise price shall not be less than (a) the market value of a Share on the first day of the period of 21 days ending with the Grant Date or (b) the nominal value of the Share.

     (b) TRANSFERABILITY. The options are not transferable other than pursuant to Section 3(b). An option will lapse if transferred other than pursuant to Section 3(b) or if the Participant is adjudicated bankrupt.

   2. LIMITS. Subject to Section 5, the total number of Shares subject to options granted under the Scheme shall be 500,000. Furthermore, the total number of Shares subject to options granted in any given day shall not, when added to the total number of Shares subject to options granted but not exercised as of the immediately preceding day, exceed 5% of the Company's capital stock.

   3. EXERCISE OF OPTIONS. The exercise of any option shall be effected in such form and manner as determined by the Board. Within 30 days of a Participant exercising an option, the Board shall deliver to such Participant the Shares issued pursuant to the exercise of the option. All Shares subject to options shall have the same rights as those Shares issued outside of the Scheme, except with respect to rights held by those Shares having a prior record date than the Shares subject to options.

     (a) LIMITATIONS. An option may not be exercised on or after the seventh anniversary of the Grant Date. Subject to Sections 3(b) and 3(c), a Participant shall not be eligible to exercise an option unless he or she is an Executive at that time. Unless otherwise approved by the Board, and subject to other provisions in the Scheme, an option may not be exercised before the first anniversary of the Grant Date.

     (b) DEATH OF A PARTICIPANT. If any Participant dies before exercising his or her option at a time when he or she is either an Executive or entitled to exercise the option pursuant to Section 3(c), such option must be exercised, if at all, within 12 months after the date of the Participant's death.

     (c) TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Executive by reason of injury, disability, redundancy, or retirement, the option granted to the Participant is exercisable for 12 months following the termination of Participant's employment and the option will expire after such 12-month period. If the Participant ceases to be (i) an Executive by any reason other than injury, disability, redundancy, retirement or death, and (ii) a Director or Consultant of the Company, then the option granted to the Participant shall immediately expire unless the Board determines that the option is exercisable for 12 months following the termination of Participant's employment, in which case the option shall expire after such 12-month period. If the Board is satisfied that the Participant is about to cease being an Employee as described in Sections 3(a) and 3(b), the Board may permit such Participant's option to be exercised within the 28-day period preceding such date.

     (d) INVESTOR REPRESENTATION. Upon demand by the Company and prior to the delivery of Shares being issued to a Participant pursuant to the exercise of an option, the Participant shall deliver a written representation to the Board. Such representation shall state that the Shares are being acquired for investment purposes and not for resale or with a view to distribution. Upon such demand, delivery of such representation shall be a condition precedent to the right of such Participant to receive the Shares.

   4. TAKEOVER, RECONSTRUCTION AND WINDINGS-UP. If a person acquires control of the Company as a result of making an offer to acquire Shares, the Board shall notify within seven (7) days of becoming aware thereof every Participant thereof and, subject to Section 3, any option shall be exercisable within one (1) month of such notice, or longer as determined by the Board. Upon the reconstruction or winding-up of the Company, the Board shall notify every Participant thereof and, subject to
Section 3, any option shall be exercisable within one (1) month of such notice; provided, however, that any option that is not exercised within this one-month period shall lapse on the expiration thereof.

   5. VARIATION OF CAPITAL. In the event of any variation in the Company's capital stock as a result of a capitalization or rights issue, sub-division, consolidation, reduction or otherwise, the Board may make one or more adjustments to: (i) the number of Shares, subject to Section 2, (ii) the number of Shares subject to an option, (iii) the exercise price for Shares issued pursuant to the exercise of an option, and (iv) where an option has been exercised but no Shares have yet been issued pursuant to such exercise, the number of Shares that may be issued and the exercise price for such Shares. Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board shall give written notice to any Participant affected thereby.

   6. EXECUTIVES SUBJECT TO U.S. TAXATION. With respect to the grant of an option to a Participant who is, or expects to be, subject to taxation in the United States of America, an Incentive Stock Option shall mean an option granted under the Scheme that qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954, as amended, and regulations thereunder (the "Code"). A Non-Qualifying Stock Option shall mean an option granted under the Scheme that is not an Incentive Stock Option.

     (a) GRANT OF INCENTIVE STOCK OPTIONS. The Board shall specify at or before the grant of an option whether such option is an Incentive Stock Option or a Non-Qualifying Stock Option, provided that:

       (i) an Incentive Stock Option may only be granted to an Executive who is also an employee (within the meaning of Sections 421, 422A and 3401(c) of the Code) of the Company or a subsidiary of the Company (within the meaning of Section 425(f) of the Code) ("Subsidiary Corporation");

       (ii) no person shall be granted an Incentive Stock Option that would, at the time it is granted, cause the aggregate fair market value of the Shares subject to the Incentive Stock Option and any other Incentive Stock Options previously granted to that person in the same calendar year to exceed $100,000; and

       (iii) no person shall be granted an Incentive Stock Option if he or she owns, either directly or indirectly within the meaning of Section 425(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, its Parent, or Subsidiary Corporation within the meaning of
    Section 422(A)(b)(6) of the Code, unless the Incentive Stock Option is granted at a price per Share of at least 110% of the fair market value of the Shares subject to such option and such option is not exercisable after the fifth anniversary of the Grant Date.

     (b) EXERCISE OF INCENTIVE STOCK OPTIONS.

       (i) Incentive Stock Options may be exercised by a Participant only in the order in which they were granted. An Incentive Stock Option is exercisable by a Participant only when all other Incentive Stock Options previously granted to such Participant have been fully exercised.

       (ii) Notwithstanding any other provisions under the Scheme, the exercise price of Shares issued pursuant to an Incentive Stock Option shall not be less than fair market value of such Shares as of the Grant Date.

     (c) LAPSE OF INCENTIVE STOCK OPTIONS. To the extent that an Incentive Stock Option has not been exercised or has not otherwise lapsed, such Incentive Stock Option shall lapse upon the earlier of the following:

       (i) the date six (6) months after a Participant ceases to be an Executive by reason of sickness, injury or disability if such sickness, injury or disability shall cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

       (ii) the date three (3) months after a Participant ceases to be an Executive by reason of retirement, redundancy, sickness, injury or disability, so long as the Participant is not disabled within the meaning of Section 422A(c)(9) of the Code;

       (iii) the date on which the Company's subsidiary that is employing a Participant is no longer a Subsidiary Corporation within the meaning of the Code; provided, however, that the Board may permit such Participant to exercise his or her option pursuant to Section 3(c), in which case the Incentive Stock Option shall lapse three (3) months after such subsidiary ceases to be a Subsidiary Corporation under the Code.

       (iv) the date on which a Participant ceases to be an Executive for any reason other than those set forth in this Section 6(c).

   7. CASH EQUIVALENT. If an option has been exercised yet the Shares subject to the option have not yet been issued, then the Board may decide to pay the Participant a sum equal to the cash equivalent of such Shares as a substitute for the Participant's right to acquire such Shares. Any amount paid by the Participant to acquire such Shares prior to such decision by the Board shall be returned to the Participant.

     (a) The cash equivalent of a Share is the amount determined by the Board to be the fair market value of a Share on the day preceding the date on which the option was exercised.

     (b) The payment to the Participant as a substitute for the Participant's right to acquire such Shares may be paid in cash or may be applied to the acquisition of additional Shares, such determination to be made by the Board within its sole discretion.

   8. ALTERATIONS. The Board may alter or amend at any time any or all of the provisions of the Scheme or the terms of any option granted under the Scheme; provided, however, that alterations and amendments to certain provisions of the Plan require the approval of the members of the Company unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the Scheme. The Board shall provide notice of any alteration or amendment to any Participant affected thereby.

                                  SENETEK PLC

                        NOTICE OF ANNUAL GENERAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Ordinary shares of Senetek PLC (the "Company"), hereby acknowledges receipt of the Notice of the Annual General Meeting of Shareholders of the Company and the related Proxy Statement, each dated October 18, 2000, and the Company's 1999 Annual Report on Form 10-K, and hereby appoints Frank Massino and Stewart Slade, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual General Meeting of Shareholders of the Company to be held on November 15, 2000 at 11:00 a.m. at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California, and at any adjournment(s) thereof, and to vote all Ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof. This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors and FOR the ratification of the appointment of BDO Stoy Hayward as the Company's independent auditors, and as said proxies deem advisable on such other matters as may come before the meeting. Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this proxy in the enclosed return envelope so that your shares may be represented at the meeting.


(See reverse for voting instructions.)

                                           SENETEK PLC
                                           P.O. BOX 11296
                                           NEW YORK, N.Y. 10203-0296

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.


1.  Election of Directors

    Nominee: Gary Frentz, M.D.

    FOR [_]                       AGAINST [_]                      ABSTAIN [_]


2. To amend the Company's Share Option Scheme for Employees (the No. 1 Plan) to increase number of options available for issuance thereunder by 2,000,000, from 6,000,000 to 8,000,000.

    FOR [_]                       AGAINST [_]                      ABSTAIN [_]


3. To amend the No. 1 Plan to provide for the issuance of stock options under the No. 1 Plan at an exercise price which is not less than the market value of the Company's Ordinary shares on the date of grant.

    FOR [_]                       AGAINST [_]                      ABSTAIN [_]


4. To amend the Company's Share Option Scheme for Non-Executive Directors and Consultants (the "No. 2 Plan") to provide for the issuance of stock options under the No. 2 Plan at an exercise price which is not less than the market value of the Company's Ordinary shares on the date of grant.

    FOR [_]                       AGAINST [_]                      ABSTAIN [_]


5. To ratify the appointment of Messrs. BDO Stoy Hayward as the Company's independent auditors for the fiscal year 2000.

    FOR [_]                       AGAINST [_]                      ABSTAIN [_]


To transact such other business so may properly come before the meeting and any adjournments thereof.

                              The proxy must be signed by the person in whose name the Ordinary shares are registered on the books of the Company. In the case of a corporation, the proxy should be executed by a duly authorized officer or attorney-in-fact.

                              Dated: _____________, 2000

                              _____________________________________
                                  Signature of Registered Holder

                              Votes must be indicated
                              (x) in Black or Blue ink.


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.